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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 21, 1997, on our audits of the consolidated financial statements of USA Waste Services, Inc. and subsidiaries. We also consent to the reference to our firm under the caption "Experts."

                                            Coopers & Lybrand L.L.P.

Houston, Texas
July 28, 1997